UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

NXCHAIN INC.

(Exact name of registrant as specified in its charter

Delaware	0-22735	45-3977747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17702 Mitchell North Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 673-2464

11753 Willard Avenue
Tustin, California

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	OTHER EVENTS

On September 9, 2019, the Securities & Exchange Commission (“SEC”) issued a Temporary Suspension of Trading of the common stock of NXChain Inc., a Delaware corporation (“Registrant”), in Release Number 86909. This temporary suspension is made under Section 12(k) of the Securities Exchange Act of 1934. This temporary suspension of trading of the Registrant’s common stock began at 9:30 a.m. EDT on September 9, 2019 and ends at 11:59 p.m. EDT on September 23, 2019. The basis for this temporary suspension is based on the Registrant not having filed certain period reports with the SEC. Registered brokers and dealers with the SEC may not enter any quotation for the Registrant’s common stock until each such broker and dealer has complied with all of the provisions of Rule 15c2-11 of the Securities Exchange Act of 1934 (also known as Title 17 of the Code of Federal Regulations Section 240.15c2-11). The Registrant’s common stock trades on the Pink Sheets, which is operated by OTC Markets Group. The Registrant is working with its auditor to file the periodic reports at issue to comply with SEC reporting requirements to end the temporary suspension and to resume trading in the Registrant’s common stock in the Pink Sheets.

Certain statements contained in this Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Registrant intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to those made in this disclosure. Registrant cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Additional information on factors is continued in the Registrant’s filings made with the Securities and Exchange Commission. The Registrant assumes no (and hereby disclaims) obligation to update the forward-looking statements contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1943, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2019	NXCHAIN INC.

/s/ Sean Tabatabai
Chief Executive Officer

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